 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 2, 1998
                                                     REGISTRATION NO. 333-65173
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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                --------------

                             AMENDMENT NO. 1

                                    TO
                                   FORM S-4
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                                --------------
                              SPRINT CORPORATION
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          KANSAS                     4813                   48-0457967
     (State or other    (Primary Standard Industrial     (I.R.S. Employer
     jurisdiction of     Classification Code Number)   Identification No.)
     incorporation or
      organization)
                                P.O. BOX 11315
                          KANSAS CITY, MISSOURI 64112
                                (913) 624-3000
  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)
                              DON A. JENSEN, ESQ.
                         VICE PRESIDENT AND SECRETARY
                              SPRINT CORPORATION
                                P.O. BOX 11315
                          KANSAS CITY, MISSOURI 64112
                                (913) 624-3326
(Name, address, including zip code, and telephone number, including area code, of agent for service)

                                WITH A COPY TO:
                           BRUCE N. HAWTHORNE, ESQ.
                           E. WILLIAM BATES II, ESQ.
                                KING & SPALDING
                          1185 AVENUE OF THE AMERICAS
                           NEW YORK, NEW YORK 10036
                                (212) 556-2100

                                --------------
  APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this Registration Statement is declared effective.
  If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. [_]
  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
  If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

                                --------------

  THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH
SECTION 8(A) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

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

                                    PART II

                    INFORMATION NOT REQUIRED IN PROSPECTUS


ITEM 20. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

  The following summary is qualified in its entirety by reference to the complete text of the statute referred to below and the Registrant's Restated Articles of Incorporation and Bylaws.

  Under Section 17-6305 of the Kansas General Corporation Code (the "Kansas Code"), a corporation may indemnify a director, officer, employee or agent of the corporation (or other entity if such person is serving in such capacity at the corporation's request) against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. In the case of an action brought by or in the right of a corporation, the corporation may indemnify a director, officer, employee or agent of the corporation (or other entity if such person is serving in such capacity at the corporation's request) against expenses (including attorneys' fees) actually and reasonably incurred by him if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless a court determines that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnification for such expenses as the court shall deem proper. Expenses (including attorneys' fees) incurred by an officer or director in defending any civil or criminal suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the corporation.

  Consistent with Section 17-6305 of the Kansas Code, Article IV, Section 10 of the Bylaws of the Registrant provide that the Registrant will indemnify its directors and officers against expenses, judgments, fines and amounts paid in settlement in connection with any action, suit or proceeding if the director or officer acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the Registrant. With respect to a criminal action or proceeding, the director or officer must also have had no reasonable cause to believe his conduct was unlawful.

  In accordance with Section 17-6002(b)(8) of the Kansas Code, the Registrant's Restated Articles of Incorporation provide that directors shall not be personally liable for monetary damages for breaches of their fiduciary duty as directors except for (i) breaches of their duty of loyalty to the Registrant or its stockholders, (ii) acts or omissions not in good faith or which involve intentional misconduct or knowing violations of law, (iii) certain transactions under Section 17-6424 of the Kansas Code (unlawful payment of dividends) or (iv) transactions from which a director derives an improper personal benefit.

  Under Article IV, Section 10 of the Bylaws of the Registrant, the Registrant may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Registrant, or who is or was serving at the request of the Registrant as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability arising out of his status as such, whether or not the Registrant would have the power to indemnify such persons against liability. The Registrant carries standard directors and officers liability coverage for its directors and officers and the directors and officers of its subsidiaries. Subject to certain limitations and exclusions, the policies reimburse the Registrant for liabilities indemnified under the Bylaws and indemnify the directors and officers against additional liabilities not indemnified under the Bylaws.

  The Registrant has entered into indemnification agreements with its directors and officers. These agreements provide for the indemnification, to the full extent permitted by law, of expenses, judgments, fines, penalties and amounts paid in settlement incurred by the director or officer in connection with any threatened, pending or completed action, suit or proceeding on account of service as a director, officer, employee or agent of the Registrant.

ITEM 21. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.

  (a) Exhibits

 EXHIBIT                               DESCRIPTION
 ------- ----------------------------------------------------------------------
     2.1 Restructuring and Merger Agreement By and Among Sprint Corporation,
         Tele-Communications, Inc., Comcast Corporation, Cox Communications,
         Inc. and certain of their subsidiaries, dated as of May 26, 1998
         (filed as Annex V as part of this Registration Statement and as
         Exhibit 2 to Sprint Corporation Current Report on Form 8-K dated May
         26, 1998 and incorporated herein by this reference thereto).
     3.1 Sprint's Articles of Incorporation (filed as Exhibit 3(a) to Sprint
         Corporation Quarterly Report on Form 10-Q for the quarter ended June
         30, 1997 and incorporated herein by reference).
     3.2 Sprint's Amended and Restated Articles of Incorporation (filed as
         Annex IV to the Prospectus forming part of this Registration
         Statement).
  (+)3.3 Sprint's Bylaws.
     4.1 The rights of Sprint's equity security holders are defined in the
         Fifth, Sixth, Seventh and Eighth Articles of Sprint's Articles of
         Incorporation (filed as Exhibit 3(a) to Sprint Corporation Quarterly
         Report on Form 10-Q for the quarter ended June 30, 1997 and incorporated herein by reference).
     4.2 The rights of Sprint's equity security holders as of the completion of the PCS Restructuring will be defined in the Fifth, Sixth, Seventh and
         Eighth Articles of Sprint's Amended and Restated Articles of
         Incorporation (filed as part of Annex IV (pages IV-1 through IV-79) to the Prospectus forming part of this Registration Statement).
     4.3 The rights of Sprint's equity security holders as of the consummation of the Recapitalization will be defined in the Fifth, Sixth, Seventh and Eighth Articles of Sprint's Amended and Restated Articles of
         Incorporation (filed as part of Annex IV (pages IV-80 through IV-177)
         to the Prospectus forming part of this Registration Statement).
     4.4 Standstill Agreement dated as of July 31, 1995, by and among Sprint
         Corporation, France Telecom S.A. and Deutsche Telekom AG (filed as
         Exhibit (10)(c) to Sprint Corporation Quarterly Report on Form 10-Q
         for the quarter ended June 30, 1995 and incorporated herein by reference).
     4.5 Rights Agreement dated as of June 9, 1997, between Sprint Corporation and UMB Bank, n.a. as Rights Agent (filed as Exhibit 1 to Sprint
         Corporation Registration Statement on Form 8-A dated June 12, 1997
         (File No. 1-4721) and incorporated herein by reference).
     4.6 Amendments to Certain Agreements and Interpretation, dated June 24,
         1997, by and among Sprint Corporation, France Telecom S.A. and
         Deutsche Telekom AG (filed as Exhibit 4(d) to Sprint Corporation
         Quarterly Report on Form 10-Q for the quarter ended June 30, 1997 and incorporated herein by reference).
     4.7 Form of Amended and Restated Rights Agreement between Sprint
         Corporation and UMB Bank, n.a., as Rights Agent (filed as Exhibit 4.1 to Sprint Corporation Current Report on Form 8-K dated June 29, 1998 and incorporated herein by reference).
     4.8 Form of Amended and Restated Standstill Agreement by and among Sprint
         Corporation, France Telecom S.A. and Deutsche Telekom AG (filed as
         Exhibit 4.2 to Sprint Corporation Current Report on Form 8-K dated
         June 29, 1998 and incorporated herein by reference).
  (+)5.1 Opinion of Don A. Jensen as to the legality of the securities being registered.
  (*)8.1 Opinion of King & Spalding regarding tax matters.
  (*)8.2 Opinion of Stinson, Mag & Fizzell.
  (*)8.3 Opinion of Stinson, Mag & Fizzell.
 (+)10.1 Form of Amended and Restated Registration Rights Agreement among
         Sprint Corporation, France Telecom S.A. and Deutsche Telekom A.G.

 EXHIBIT                               DESCRIPTION
 -------- ---------------------------------------------------------------------
 (+)10.2  Form of Registration Rights Agreement among Sprint Corporation, Tele-
          Communications, Inc., Comcast Corporation and Cox Communications,
          Inc.
    10.3  Form of Standstill Agreement, dated May 26, 1996, between Sprint
          Corporation and each of Tele-Communications, Inc., Comcast
          Corporation and Cox Communications, Inc. (filed as Exhibit 10.3 to
          Sprint Corporation Registration Statement on Form S-3, Registration
          No. 333-64241, filed on September 25, 1998 and incorporated herein by reference).
    10.4  Employment Agreement, dated as of July 29, 1996, between Sprint
          Spectrum Holding Company, L.P. and Andrew Sukawaty (filed as Exhibit
          10.20 to Sprint Spectrum L.P. Registration Statement on Form S-1,
          Registration No. 333-06609, filed on August 12, 1996 and incorporated herein by reference).
    10.5  Senior Note Indenture, dated August 15, 1996, among Sprint Spectrum
          L.P., Sprint Spectrum Finance Corporation, and The Bank of New York,
          as Trustee (filed as Exhibit 4.1 to Sprint Spectrum L.P. Quarterly
          Report on Form 10-Q for the quarter ended September 30, 1996 and incorporated herein by reference).
    10.6  Senior Discount Note Indenture, dated August 15, 1996, between Sprint
          Spectrum L.P., Sprint Spectrum Finance Corporation, and The Bank of
          New York, as Trustee (filed as Exhibit 4.3 to Sprint Spectrum L.P.
          Quarterly Report on Form 10-Q for the quarter ended September 30,
          1996 and incorporated herein by reference).
    10.7  Credit Agreement, dated as of October 2, 1996, between Sprint
          Spectrum L.P. and Northern Telecom Inc. (filed as Exhibit 10.28 to
          Sprint Spectrum L.P. Annual Report on Form 10-K for the fiscal year ended December 31, 1996 and incorporated herein by reference).
    10.8  Credit Agreement, dated as of October 2, 1996, between Sprint
          Spectrum L.P. and Lucent Technologies Inc. (filed as Exhibit 10.29 to
          Sprint Spectrum L.P. Annual Report on Form 10-K for the fiscal year ended December 31, 1996 and incorporated herein by reference).
    10.9  Credit Agreement, dated as of October 2, 1996, among Sprint Spectrum
          L.P., the several banks and other financial institutions and entities from time to time parties to the Credit Agreement and The Chase
          Manhattan Bank, as administrative agent for the lenders (filed as
          Exhibit 10.30 to Sprint Spectrum L.P. Annual Report on Form 10-K for
          the fiscal year ended December 31, 1996 and incorporated herein by reference).
    10.10 Trust Agreement, dated as of October 2, 1996 among Sprint Spectrum
          L.P., First Union National Bank and Kenneth D. Benton (filed as
          Exhibit 10.31 to Sprint Spectrum L.P. Annual Report on Form 10-K for
          the fiscal year ended December 31, 1996 and incorporated herein by reference).
    10.11 Pledge Agreement, dated as of October 2, 1996, made by Sprint
          Spectrum L.P. and MinorCo, L.P. in favor of the Trustees under the
          Trust Agreement (filed as Exhibit 10.32 to Sprint Spectrum L.P.
          Annual Report on Form 10-K for the fiscal year ended December 31,
          1996 and incorporated herein by reference).
    10.12 Borrower Security Agreement, dated as of October 2, 1996, made by
          Sprint Spectrum L.P. and MinorCo, L.P. in favor of the Trustees under the Trust Agreement (filed as Exhibit 10.33 to Sprint Spectrum L.P.
          Annual Report on Form 10-K for the fiscal year ended December 31,
          1996 and incorporated herein by reference).
    10.13 Subsidiary Security Agreement, dated as of October 2, 1996, made by
          Sprint Spectrum L.P. and MinorCo, L.P. in favor of the Trustees under the Trust Agreement (filed as Exhibit 10.34 to Sprint Spectrum L.P.
          Annual Report on Form 10-K for the fiscal year ended December 31,
          1996 and incorporated herein by reference).
    10.14 Guarantee, dated as of October 2, 1996, by WirelessCo, L.P. in favor of the trustees under the Trust Agreement (filed as Exhibit 10.35 to
          Sprint Spectrum L.P. Annual Report on Form 10-K for the fiscal year ended December 31, 1996 and incorporated herein by reference).
    10.15 Guarantee, dated as of October 2, 1996, by Sprint Spectrum Equipment
          Company, L.P. in favor of the Trustees under the Trust Agreement
          (filed as Exhibit 10.36 to Sprint Spectrum L.P. Annual Report on Form
          10-K for the fiscal year ended December 31, 1996 and incorporated herein by reference).
    10.16 Guarantee, dated as of October 2, 1996, by Sprint Spectrum realty
          Company, L.P. in favor of the Trustees under the Trust Agreement
          (filed as Exhibit 10.37 to Sprint Spectrum L.P. Annual Report on Form
          10-K for the fiscal year ended December 31, 1996 and incorporated herein by reference).

  EXHIBIT                               DESCRIPTION
 --------- --------------------------------------------------------------------
    10.17  Amendment No. 1 dated as of May 29, 1997, to the Credit Agreement, dated as of October 2, 1996, among Sprint Spectrum L.P., Lucent
           Technologies Inc., the several banks and other financial
           institutions and entities from time to time parties to the Credit
           Agreement and Lucent Technologies Inc., as agent for the Lenders
           (filed as Exhibit 10.1 to Sprint Spectrum L.P. Quarterly Report on
           Form 10-Q for the quarter ended June 30, 1997 and incorporated herein by reference).
    10.18  First Amendment dated as of April 30, 1997, to the Credit Agreement dated as of October 2, 1996, among Sprint Spectrum L.P., Northern
           Telecom Inc., the several banks and other financial institutions and entities from time to time parties to the Credit Agreement and Bank of America NT & SA, as agent for the Lenders (filed as Exhibit 10.2 to Sprint Spectrum L.P. Quarterly Report on Form 10-Q for the
           quarter ended June 30, 1997 and incorporated herein by reference).
    10.19  First Amendment dated as of December 15, 1997 to the Credit
           Agreement, dated as of October 2, 1996, among Sprint Spectrum L.P., the several banks and other financial institutions and entities from time to time parties to the Credit Agreement and The Chase Manhattan
           Bank, as Administrative Agent for the Lenders (filed as Exhibit 10.9 to Sprint Spectrum L.P. Annual Report on Form 10-K for the fiscal year ended December 31, 1997 and incorporated herein by reference).
    10.20  Second Amendment dated as of December 15, 1997 to the Credit
           Agreement dated as of October 2, 1996, among Sprint Spectrum L.P.,
           Lucent Technologies Inc., the several banks and other financial institutions and entities from time to time parties to the Credit
           Agreement and The Chase Manhattan Bank, as agent for the Lenders
           (filed as Exhibit 10.10 to Sprint Spectrum L.P. Annual Report on
           Form 10-K for the fiscal year ended December 31, 1997 and
           incorporated herein by reference).
    10.21  Second Amendment dated as of November 20, 1997 to the Credit
           Agreement dated as of October 2, 1996, among Sprint Spectrum L.P.,
           Northern Telecom Inc., the several banks and other financial institutions and entities from time to time parties to the Credit
           Agreement and Bank of America NT and SA, as agent for the Lenders
           (filed as Exhibit 10.10 to Sprint Spectrum L.P. Annual Report on
           Form 10-K for the fiscal year ended December 31, 1997 and
           incorporated herein by reference).
    10.22  Master Restructuring and Investment Agreement among Sprint
           Corporation, France Telecom S.A. and Deutsche Telekom AG, dated as of May 26, 1998 (filed as Exhibit 99(B) to Sprint Corporation
           Current Report on Form 8-K dated May 26, 1998 and incorporated herein by reference).
    10.23  364-Day Credit Agreement, dated as of August 7, 1998, among Sprint
           Corporation and Sprint Capital Corporation, as Borrowers, and The
           Initial Lenders Named Therein, as Initial Lenders, and Citibank,
           N.A., as Administrative Agent and Morgan Guaranty Trust Company of
           New York, as Syndication Agent, and Bank of America National Trust
           and Savings Association and The Chase Manhattan Bank, as
           Documentation Agents (filed as Exhibit 10.23 to Sprint Corporation
           Registration Statement on Form S-3, Registration No. 333-64241,
           filed on September 25, 1998 and incorporated herein by reference).
    10.24  Five-Year Credit Agreement, dated as of August 7, 1998, among Sprint
           Corporation and Sprint Capital Corporation, as Borrowers, and The
           Initial Lenders Named Therein, as Initial Lenders, and Citibank,
           N.A., as Administrative Agent, and Morgan Guaranty Trust Company of
           New York, as Syndication Agent, and Bank of America National Trust
           and Savings Association and The Chase Manhattan Bank, as
           Documentation Agents (filed as Exhibit 10.24 to Sprint Corporation
           Registration Statement on Form S-3, Registration No. 333-64241,
           filed on September 25, 1998 and incorporated herein by reference).
    23.1.1 Consent of Ernst & Young LLP.
    23.1.2 Consent of Deloitte & Touche LLP.
    23.1.3 Consent of King & Spalding (included in Exhibit 8.1).
    23.1.4 Consent of Don A. Jensen (included in Exhibit 5.1).
 (*)23.1.5 Consents of Stinson, Mag & Fizzell (included in Exhibits 8.2 and
           8.3).
      24.1 Power of attorney of the officers and directors of Registrant signing this Registration Statement (included on signature page).

--------

(*) Filed herewith.

(+) Previously filed.

  Sprint will furnish to the Securities and Exchange Commission, upon request, a copy of the instruments defining the rights of holders of its long-term debt. The total amount of securities authorized under any of said instruments (other than those listed above) does not exceed 10% of the total assets of Sprint.

  (b) Financial Statement Schedules

                        REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Stockholders
Sprint Corporation

  We have audited the consolidated financial statements of Sprint Corporation ("Sprint") as of December 31, 1997 and 1996, and for each of the three years in the period ended December 31, 1997, and have issued our report thereon dated February 3, 1998, except for Note 1, as to which the date is May 26, 1998 (included elsewhere in this Registration Statement). Our audits also included the financial statement schedule included in Item 21(b) of this Registration Statement. This schedule is the responsibility of the management of Sprint. Our responsibility is to express an opinion based on our audits.

  In our opinion, the financial statement schedule referred to above, when considered in relation to the basic financial statements taken as whole, presents fairly in all material respects the information set forth therein.


                                          Ernst & Young LLP

Kansas City, Missouri
February 3, 1998

                              SPRINT CORPORATION
          SCHEDULE II--CONSOLIDATED VALUATION AND QUALIFYING ACCOUNTS
                 YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

                                             ADDITIONS
                                          ----------------
                                 BALANCE  CHARGED CHARGED                BALANCE
                                BEGINNING   TO    TO OTHER   OTHER       END OF
                                 OF YEAR  INCOME  ACCOUNTS DEDUCTIONS     YEAR
                                --------- ------- -------- ----------    -------
                                                (IN MILLIONS)
1997
 Allowance for doubtful
  accounts.....................  $117.4   $388.9   $ 4.0    $(363.6)(1)  $146.7
                                 ------   ------   -----    -------      ------
 Valuation allowance--deferred
  income tax assets............  $ 13.7   $  2.6   $ --     $  (4.5)     $ 11.8
                                 ------   ------   -----    -------      ------
1996
 Allowance for doubtful
  accounts.....................  $125.8   $248.5   $(1.5)   $(255.4)(1)  $117.4
                                 ------   ------   -----    -------      ------
 Valuation allowance--deferred
  income tax assets............  $ 17.4   $  1.9   $ --     $  (5.6)     $ 13.7
                                 ------   ------   -----    -------      ------
1995
 Allowance for doubtful
  accounts.....................  $ 87.5   $219.2   $ 7.0    $(187.9)(1)  $125.8
                                 ------   ------   -----    -------      ------
 Valuation allowance--deferred
  income tax assets............  $ 21.1   $  4.3   $ --     $  (8.0)     $ 17.4
                                 ------   ------   -----    -------      ------

--------
(1) Accounts written off, net of recoveries.

                        REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Stockholders
Sprint Corporation

  We have audited the combined financial statements of the FON Group (as described in Note 2 to the combined financial statements) as of December 31, 1997 and 1996, and for each of the three years in the period ended December 31, 1997, and have issued our report thereon dated February 3, 1998, except for Note 1, as to which the date is May 26, 1998 (included elsewhere in this Registration Statement). Our audits also included the combined financial statement schedule included in Item 21(b) of this Registration Statement. This schedule is the responsibility of the management of Sprint Corporation. Our responsibility is to express an opinion based on our audits.

  In our opinion, the financial statement schedule referred to above, when considered in relation to the basic financial statements taken as whole, presents fairly in all material respects the information set forth therein.


                                          Ernst & Young LLP

Kansas City, Missouri
February 3, 1998

                                   FON GROUP
            SCHEDULE II--COMBINED VALUATION AND QUALIFYING ACCOUNTS
                 YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

                                             ADDITIONS
                                          ----------------
                                 BALANCE  CHARGED CHARGED                BALANCE
                                BEGINNING   TO    TO OTHER   OTHER       END OF
                                 OF YEAR  INCOME  ACCOUNTS DEDUCTIONS     YEAR
                                --------- ------- -------- ----------    -------
                                                (IN MILLIONS)
1997
 Allowance for doubtful
  accounts.....................  $117.4   $388.9   $ 4.0    $(363.6)(1)  $146.7
                                 ------   ------   -----    -------      ------
 Valuation allowance--deferred
  income tax assets............  $ 13.7   $  2.6   $ --     $  (4.5)     $ 11.8
                                 ------   ------   -----    -------      ------
1996
 Allowance for doubtful
  accounts.....................  $125.8   $248.5   $(1.5)   $(255.4)(1)  $117.4
                                 ------   ------   -----    -------      ------
 Valuation allowance--deferred
  income tax assets............  $ 17.4   $  1.9   $ --     $  (5.6)     $ 13.7
                                 ------   ------   -----    -------      ------
1995
 Allowance for doubtful
  accounts.....................  $ 87.5   $219.2   $ 7.0    $(187.9)(1)  $125.8
                                 ------   ------   -----    -------      ------
 Valuation allowance--deferred
  income tax assets............  $ 21.1   $  4.3   $ --     $  (8.0)     $ 17.4
                                 ------   ------   -----    -------      ------

--------
(1) Accounts written off, net of recoveries.

                         INDEPENDENT AUDITORS' REPORT

Partners of Sprint Spectrum Holding Company, L.P., MinorCo, L.P., PhillieCo Partners I, L.P. and PhillieCo Partners II, L.P.
Kansas City, Missouri

  We have audited the combined financial statements of Sprint Spectrum Holding Company, L.P. and subsidiaries, MinorCo, L.P. and subsidiaries, PhillieCo Partners I, L.P. and subsidiaries and PhillieCo Partners II, L.P. and subsidiaries (the "Partnerships") as of December 31, 1997 and 1996 and for each of the three years in the period ended December 31, 1997, and have issued our report thereon dated May 26, 1998 (August 6, 1998 as to Note 4). Our audits also included the combined financial statement schedule of the Partnerships, included in Item 21(b) of this Registration Statement. This financial statement schedule is the responsibility of the Partnerships' management. Our responsibility is to express an opinion based on our audits. In our opinion, such financial statement schedule, when considered in relation to the basic financial statements taken as a whole, presents fairly in all material respects the information set forth therein.

Deloitte & Touche LLP
Kansas City, Missouri
May 26, 1998
(August 6, 1998 as to Note 4)


                        SPRINT SPECTRUM HOLDING COMPANY
                      COMBINED WITH MINORCO AND PHILLIECO
            SCHEDULE II--COMBINED VALUATION AND QUALIFYING ACCOUNTS
                 YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

                                          ADDITIONS
                                    ---------------------
                         BALANCE AT   CHARGED    CHARGED                BALANCE AT
                         BEGINNING  TO COSTS AND TO OTHER   OTHER         END OF
      DESCRIPTION         OF YEAR     EXPENSE    ACCOUNTS DEDUCTIONS       YEAR
------------------------ ---------- ------------ -------- ----------    ----------
                                             (IN THOUSANDS)
Receivables
1997
 Allowance for doubtful
  accounts..............    $202      $11,539      $--     $(4,426)(1)    $7,315
1996
 Allowance for doubtful
  accounts..............    $--       $   202      $--     $   --         $  202
1995
 Allowance for doubtful
  accounts..............    $--       $   --       $--     $   --         $  --

--------
(1) Accounts written off, net of recoveries.

ITEM 22. UNDERTAKINGS.

  The undersigned registrant hereby undertakes:

    (a) That, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to
  Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at the time shall be deemed to be the initial bona fide offering thereof.

    (b) (1) That prior to any public reoffering of the securities registered hereunder through use of a prospectus which is a part of this registration statement, by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c), the issuer undertakes that such reoffering prospectus will contain the information called for by the applicable registration form with respect to reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

          (2) That every prospectus: (i) that is filed pursuant to paragraph
          (1) immediately preceding, or (ii) that purports to meet the requirements of Section 10(a)(3) of the Act and is used in connection with an offering of securities subject to Rule 415, will be filed as a part of an amendment to the registration statement and will not be used until such amendment is effective, and that, for purposes of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

    (c) (i) To respond to requests for information that is incorporated by reference into the prospectus pursuant to Items 4, 10(b), 11 or 13 of this Form, within one business day of receipt of such request and to send the incorporated documents by first class mail or other equally prompt means. This undertaking includes information contained in documents filed subsequent to the effective date of the Registration Statement through the date of responding to the request.

    (d) To supply by means of a post-effective amendment all information concerning a transaction and the company being acquired involved herein, that was not the subject of and included in the Registration Statement when it became effective.

    (e) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

      (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

      (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement; and

      (iii) To include any material information with respect of the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

provided, however, that paragraphs (e)(i) and (e)(ii) do not apply if the registration statement is on Form S-3, Form S-8 or Form F-3, and information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant Sprint Corporation pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the Registration Statement.

    (f) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

    (g) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                  SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Westwood, State of Kansas, on the 5th day of October, 1998.

                                          SPRINT CORPORATION

                                                  /s/ J.R. Devlin
                                          By: _________________________________

                                               (J.R. Devlin, Executive Vice
                                              President--General Counsel and
                                                  External Affairs)


  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS AMENDMENT NO. 1 TO REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATE INDICATED.

              NAME                             TITLE                       DATE
              ----                             -----                       ----
               (*)                 Chairman of the Board and         October 5, 1998
_________________________________   Chief Executive Officer
          (W.T. ESREY)              (Principal Executive
                                    Officer)
               (*)                 Executive Vice President--        October 5, 1998
_________________________________   Chief Financial Officer
          (A.B. KRAUSE)             (Principal Financial
                                    Officer)
               (*)                 Senior Vice President and         October 5, 1998
_________________________________   Controller (Principal
          (J.P. MEYER)              Accounting Officer)
               (*)                 Director                          October 5, 1998
_________________________________
         (DUBOSE AUSLEY)
               (*)                 Director                          October 5, 1998
_________________________________
        (WARREN L. BATTS)
               (*)                 Director                          October 5, 1998
_________________________________
          (MICHEL BON)
               (*)                 Director                          October 5, 1998
_________________________________
    (IRVINE O. HOCKADAY, JR.)
               (*)                 Director                          October 5, 1998
_________________________________
        (HAROLD S. HOOK)

              NAME                             TITLE                       DATE
              ----                             -----                       ----
               (*)                 Director                          October 5, 1998
_________________________________
        (RONALD T. LEMAY)
               (*)                 Director                          October 5, 1998
_________________________________
      (LINDA KOCH LORIMER)
               (*)                 Director                          October 5, 1998
_________________________________
        (CHARLES E. RICE)
                                   Director
_________________________________
          (RON SOMMER)
               (*)                 Director                          October 5, 1998
_________________________________
        (STEWART TURLEY)


(*)By  /s/ J. R. Devlin
      -----------------------
         (J. R. DEVLIN
        ATTORNEY-IN-FACT)